UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 8, 2001

                             CYBER EQUESTRIAN, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


           0-31415                                 88-0358417
           -------                                 ----------
   (Commission File Number)           (IRS Employer Identification Number)




                                 c/o Thomas Clay
             200 South Washington Blvd, Suite 9, Sarasota, FL, 34236
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (941) 957-1009
              (Registrant's telephone number, including area code)

               268 West 400 South, Suite 300, Salt Lake City, Utah
                84101 (Former name or former address, if changed
                               since last report)



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ITEM 1.           Changes in Control of Registrant

On March 5, 2001, the Board of Directors of the Corporation authorized issuance of 21,458,000 shares of the Corporation's common stock to Axia Group, Inc., a majority shareholder of the Corporation, pursuant to an Advisory Agreement dated February 28, 2001.

Pursuant to a Marketing Agreement between Axia Group, Inc., and Value Plus Marketing, Inc. of Sarasota Florida, 20,000,000 of the shares to be issued to Axia Group, Inc. will be issued to eLocity Networks Corporation of 200 South Washington Blvd., Suite 9, Sarasota, Florida 34236 pursuant to direction from Value Plus Marketing.

Upon issuance of the 20,000,000 shares to eLocity Networks Corporation ("eLocity"), eLocity will become the controlling shareholder of the Corporation, owning 80% of the issued and outstanding shares of the Corporation. Prior to the issuance of shares to eLocity, the majority of shares of the Corporation were owned by Axia Group, Inc.

By Resolution of the Board of Directors of the Corporation, Mr. Thomas Clay was elected to the Board of Directors of the Corporation on March 8, 2001, following which Mr. Richard D. Surber resigned as a director of the Corporation.
Subsequent to the resignation of Mr. Surber, Mr. Thomas Clay was the sole director of the Corporation.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

         a) Advisory Agreement dated February 28, 2001, by and between Axia Group, Inc., a Nevada Corporation and Cyber Equestrian, Inc., a Nevada Corporation.

         b) Agreement dated February 12, 2001 between Value Plus Marketing Inc. AXIA Group, Inc.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Signature                                                        Date

Cyber Equestrian, Inc.



By:   /s/ Richard D. Surber                                      March 8, 2001
   ----------------------------------------
Name:    Richard D. Surber
Title:   President


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                                    Exhibit A


                               Advisory Agreement

     THIS  ADVISORY  AGREEMENT  ( the  "Agreement")  is made  this  28th  day of
February,   2001,  by  and  between  Axia  Group,  Inc.,  a  Nevada  Corporation
("Advisor") and Cyber Equestrian, Inc., a Nevada Corporation (the "Company").

         WHEREAS, Advisor and Advisors's Personnel (as defined below) have experience in evaluating and effecting mergers and acquisitions, advising corporate management, and in performing general administrative duties for publicly-held companies and development stage investment ventures; and

         WHEREAS, the Company desires to retain Advisor to advise and assist the Company in its development on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Advisor agree as follows:

1.       Engagement

         The Company hereby retains Advisor, effective as of the date hereof ( the "Effective Date") and continuing until termination, as provided herein, to assist the Company in it's effecting the purchase of businesses and assets relative to its business and growth strategy, general business and financial issues consulting, the introduction of the Company to brokers and dealers, public relations firms and consultants and others that may assist the Company in its plans and future and to assist in the acquisition of wells and other producing properties (the "Services"). The Services are to be provided on a "best efforts" basis directly and through Advisor's officers or others employed or retained and under the direction of Advisor ("Advisor's Personnel"); provided, however, that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification which Advisor may not have.

2.       Term

         This Agreement shall have an initial term of three (3) months (the "Primary Term"), commencing with the Effective Date. At the conclusion of the Primary Term this Agreement may be extended on for the same term ( the "Extension Period") upon the mutual agreement of both the Advisor and the Company. Any notice to terminate given hereunder shall be in writing and shall be delivered at least thirty (30) days prior to the end of the Primary Term or any subsequent Extension Period.

3.       Time and Effort of Advisor

         Advisor shall allocate time and Advisors Personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, Advisor's monthly statement identifying, in general, tasks performed for the Company shall be

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         conclusive   evidence   that  the   Services   have   been   performed.
         Additionally,  in  the  absence  of  willful  misfeasance,  bad  faith,
         negligence  or  reckless   disregard  for  the  obligations  or  duties
         hereunder by Advisor, neither Advisor nor Advisor's Personnel shall be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Advisor or Advisors's Personnel.

4.       Compensation

         The Company agrees to pay Advisor a fee for the Services ("Advisory Fee") by way of the delivery by the company of twenty three million four hundred fifty eight thousand (23,458,000) shares of the Company's common stock as an fee. These shares shall be delivered within seven
         (7) days of the execution hereof. All shares transferred are considered fully earned and non-assessable as of the date hereof.

5.       Costs and Expenses

         All third party and out-of-pocket expenses incurred by Advisor in the performance of the Services or for the settlement of debts shall be paid by the Company, or Advisor shall be reimbursed if paid by Advisor on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $500 per month.

6.       Place of Services

         The Services provided by Advisor or Advisor's Personnel hereunder will be performed at Advisor's offices except as otherwise mutually agreed by Advisor and the Company.

7.       Independent Contractor

         Advisor and Advisor's Personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Advisor's Personnel and the Company. Neither Advisor nor Advisor's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business Opportunity introduced by Advisor, and to make all final decisions with respect to effecting a transaction on any Business Opportunity.

8.       No Agency Express or Implied

         This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer as between Advisor's Personnel and the Company.


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9.       Termination

         The Company and Advisor may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty
         (30) days written notice under the following conditions:

         (A)      By the Company.
                  --------------

                  (i) If during the Primary Term of this Agreement or any Extension Period, Advisor is unable to provide the
                           Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Advisor's Personnel; or,

                  (ii) If Advisor willfully breaches or neglects the duties required to be performed hereunder; or,

                  (iii) At Company's option without cause upon 30 days written notice to Advisor; or

         (B)      By Advisor.

                  (i) If the Company breaches this Agreement or fails to make any payments or provide information required hereunder; or,

                  (ii) If the Company ceases business or, other than in an Initial Merger, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or,

                  (iii) If the Company subsequent to the execution hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of, including but not limited to the obligation to pay the Initial Fee, the Transaction fee, or the Advisory Fee; or,

                  (iv) If the Company subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

                  (v) If any of the disclosures made herein or subsequent hereto by the Company to Consultant are determined to be materially false or misleading.

         In the event Advisor elects to terminate without cause or this Agreement is terminated prior to the expiration of the Primary Term or any Extension Period by mutual written agreement, or by the Company for the reasons set forth in A(i) and (ii) above, the Company shall only be responsible to pay Advisor for unreimbursed expenses, Advisory Fee and Transaction Fee accrued up to and including the effective date of termination. If this Agreement is terminated by the Company for any other reason,

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         or by Advisor for reasons set forth in B(i) through (v) above,  Advisor shall be entitled to any outstanding unpaid portion of reimbursable expenses, Transaction Fee, if any, and for the remainder of the unexpired portion of the applicable term (Primary Term or Extension Period) of the Agreement.


10.      Indemnification

         Subject to the provisions herein, the Company and Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

11.      Remedies

         Advisor and the Company acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.



12.      Miscellaneous

         (A) Subsequent Events. Advisor and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

         (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         (C) Further Actions and Assurances. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         (D) Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

         (E) Assignment. Neither this Agreement nor any right created by it shall be assignable by either


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                  party without the prior written consent of the other or as stated herein.

         (F) Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepared, provided that the communication is addressed:

                  (i)  In the case of the Company: Cyber Equestrian, Inc.
                                                   268 West 400 South, Suite 300
                                                   Salt Lake City, Utah 84101
                                                   Telephone:     (801) 575-8073



                  (ii) In the case of Advisor:     Axia Group, Inc.
                                                   268 West 400 South, Suite 300
                                                   Salt Lake City, Utah 84101
                                                   Telephone:     (801) 575-8073

     or to such other person or address designated in writing by the Company or Advisor to receive notice.

         (G)      Headings.   The  section  and  subsection   headings  in  this
                  Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (H) Governing Law. This Agreement was negotiated and is being contracted for in Utah, and shall be governed by the laws of the State of Utah, and the United States of America, notwith standing any conflict-of-law provision to the contrary.

         (I) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         (J) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

         (K) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (L) Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous

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                  electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this
                  Agreement  as  well  as  any  facsimile,   telecopy  or  other
                  reproduction hereof.

         (M) Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

         The "Company"                                 "Advisor"
         Cyber Equestrian, Inc.                        Axia Group, Inc.
         A Nevada Corporation                          A Nevada Corporation



         By:   /s/ Richard D. Surber              By:   /s/ Richard D. Surber
              ----------------------------              ------------------------
         Name: Richard D. Surber                  Name:  Richard D. Surber
              ----------------------------              ------------------------
         Title: President                         Title: President
               ---------------------------               -----------------------

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                                    Exhibit B



                                    AGREEMENT

Agreement dated February 12, 2001 by and between Value Plus Marketing Inc. (VPM) with it's principal office located at 200 South Washington Blvd, Suite 9, Sarasota, FL, 34236 and AXIA Group, Inc Ticker Symbol AXIA referred to as "Client" with its principal offices located at 268 West 400 South, Suite 300, Salt Lake City, Utah, 84101.

                                      TERMS

1.1 Initial Terms. The initial terms of this agreement will take effect on (the "launch date") a minimum of 7 days after client has notified VPM of its new web site presence and will cease 12 months thereafter.

1.2 Renewal. From the initial launch date stated above, Client must provide VPM formal notice at least 7 days prior to beginning a new marketing awareness program.

                                     SERVICE

1.3 Service. VPM shall provide the service for the Client to display corporate information on the VPM internet property.

1.4 Delivery and Acceptance. Client will provide written notice of acceptance or provide written notice of rejection of profiled material for Clients company. Failure by Client to deliver such notice within seven days shall constitute acceptance of the service. Client may identify errors in the service without rejecting it. In such event, these errors may be corrected by VPM in a subsequent version as mutually agreed.

1.5 New services. From time to time, VPM shall offer Client additional services. In the event that Client wishes to also use these new services, the new services will be added via a written amendment to the service definition in Section 6 and shall be subject to the same terms and conditions of this agreement including the delivery and acceptance terms listed in Section 1.1. With respect to delivery and acceptance, however, Client may decide to reject any such new service, but in so doing Client may only terminate the agreement with respect to that particular new service and not with respect to the entire agreement or with respect to previously added new services which had already been accepted.

1.6 Licenses. VPM hereby grants Client, during the term, the worldwide, non-exclusive, non-transferable right, subject to the terms and conditions of this agreement, to use VPM internet web site Wall Street Hub located at www.wallsthub.com in correspondence and press releases.

1.7 Third Party Provider Content. Client acknowledges that VPM may delay any content or data included in the promotional service to the extent necessary to avoid any obligation to pay any such third person for the use, distribution or display thereof. Client acknowledges and agrees that the length of time the content may need to be delayed to render it non-fee liable may change over the term of the agreement. If no amount of delay would render any such content non-fee liable to third persons, VPM may delete such content from the service.


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1.8 Withdrawal of a Service.  VPM may cancel all or part of the service if the provision of all or part of that service:

         (a) becomes the subject of a claim that such services infringe the ownership rights of any third person or that VPM otherwise does not have the right to permit others to use such services.

         (b) becomes illegal or contrary to any applicable Law.

1.9 Publication of Information. VPM agrees, under the terms of the contract, to add Clients corporate information to it's internet properties and any promotional or mirror web sites for the time frame specified. VPM also agrees to provide at least 10 private e-mails to a minimum number of at least 125,000 subscribers of it's financial newsletter.

VPM will have sole discretion to license this right to other partners and other branded or promotional web sites for additional exposure.

VPM agrees not to distribute unsolicited e-mail.

                               CLIENT OBLIGATIONS

1.10 Development Assistance. Client shall provide VPM with reliable corporate information and contacts regarding Client's business and Client's stock in order to facilitate VPM obligations hereunder.

1.11 Information. Client shall provide information that is true and accurate under the SEC and other government laws regarding dissemination of information to the public.

         (a) If Client does not provide such material to VPM directly, VPM may then gather information from Clients filings, such as but not limited to, Form 10-QSB, Form 10-K, Form 8-K

         (b) VPM may also gather information on Client from Client's web site if one does exist.Client confirms that the information portrayed on its web site will be a true and accurate representation and business model of the Client. Clients web site has been recognized as: http://www.axiagroupinc.com/

1.12 Reporting Status. Client confirms that they are fully reporting and its filings to the SEC are complete and accurate.

1.13 Representations. Client confirms that at present they are not the subject or target of inquiry to any investigations or proceedings by any government agency including the SEC or any state security agency with regard to securities fraud.

1.14 Legality of Payments. Client confirms that they did not make any unlawful payments in connection with the services being provided by VPM pertaining to this agreement.


                             PROMOTION AND BRANDING

1.15 Promotion. Client shall understand that VPM may license other internet properties to display Clients

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



corporate information.

1.16  Access to  Information.  VPM shall  allow all  visitors  to it's  internet
property,   mirror  sites,  and  promotional  sites  FREE  access  to  corporate information.

1.17 Warranties. Client understands that VPM makes no warranties regarding the result of said service.

1.18 Indemnification. Client relieves VPM from any losses, damages, monetary or otherwise that may occur due to the content of company profile that was created using client's public filings, press releases and clients web site as identified in section (b) of 1.11.

1.19 Warranties of VPM. VPM warrants and represents that it will make no knowingly false claims or misleading statements on behalf of Client; VPM, not the Client will be responsible for any knowingly false claims or misleading statements made on behalf of the Client that were not gathered from clients SEC filings and/or web site/s.

                                 RECOMMENDATIONS

1.20 Client  understands  that the  publishers of VPM are not broker  dealers or
registered   investment  advisors  and  are  not  acting  in  any  way  to  make recommendations for the purchase or sale of any security.

1.21 Client understands that VPM will make no offer to buy or sell securities.

1.22 VPM will recommend that any visitor/member considering trading or investing in said security do so only after speaking with a stockbroker or registered financial advisor.

                                SERVICES PROVIDED

Create profile on AXIA, deliver to a minimum of 125,000 subscribers of the investment newsletter. Deliver all news releases from AXIA to same subscribers. Conduct an 3-5 minute audio interview with CEO of AXIA.

                              FEES & CAMPAIGN TYPE

1.23 Fees for the service will be $200,000 and shall be delivered prior to the launch date (1.1).

                                COMPENSATION TYPE

Client is providing VPM a controlling stake (80% of the outstanding stock) in Cyber Equestrian, Inc., a Nevada corporation. Cyber Equestrian is a reporting, blank check company. Client claims it is a very clean shell with minimal assets and no liabilities and no history of any operations whatsoever.


Client will also provide VPM 166 hours of it's legal company services (valued at $300 per hour) to get Cyber Equestrian quoted. These services would include all necessary assistance with:
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

     -paperwork to merge an operating company into Cyber Equestrian (a necessary step in becoming quoted under today's SEC regulations); -An SB-2 Registration Statement with the SEC to allow VPM's public company eLocity Networks Corporation (ELOC) to spin off Cyber Equestrian shares to current ELOC shareholders; -respond to SEC comments on the registration statement to get the registration effective; -interim reports with the SEC to keep reporting current; -EDGAR filing with the SEC of these reports

This value would be allocated $150,000 for the Cyber Equestrian shell company, and $50,000 for client's legal services as described above.

Client and VPM understand that the process of getting Cyber Equestrian publicly traded could take up to one year to complete.

VPM agrees that for a period of two (2) years from the date of the issuance to VPM of the shares representing 80% of the issued and outstanding shares of Cyber Equestrian, Inc., VPM shall assure that the approximately 20% interest maintained by Client shall not be diluted by any action of VPM or Cyber
Equestrian, Inc. VPM and its subsidiary, Cyber Equestrian, Inc. shall take whatever steps are necessary, including, but not limited to, issuing additional shares of Cyber Equestrian, Inc. to Client, to assure the integrity of the approximately 20% position of Client which is represented by the shares owned by Client at the closing of the Transaction wherein VPM acquires control of Cyber Equestrian, Inc.

The shares (80%) to be issued to VPM pursuant to this agreement shall be issued within thirty (30) days of the signing of this agreement.

Client agrees that for a period of two years from the date of the signing of this Agreement, VPM shall have the option to purchase from Client eighty five percent (85%) of the 20% interest being maintained by Client in Cyber Equestrian, Inc. for the sum of fifty thousand dollars ($50,000).

                               OPEN END AGREEMENT

Client would be willing to provide an additional 100 hours (valued at a discounted rate of $250 per hour instead of $300 per hour) of legal services to eLocity Networks Corporation for further promotion provided by VPM with a value of $25,000.


1.24 Client understands that fees are non-refundable and binding upon execution of this agreement.

1.25  VPM  will  make  full   disclosure  of  payment  in  accordance  with  the
requirements of the U.S. Securities and Exchange Commission at all times.

By signing this agreement all parties acknowledge that they have read and agree to all the terms and conditions set forth herein.

Client: Axia Group, Inc.                             Value Plus Marketing Inc.
Address: 268 West 400 South, Suite 300               200 South Washington
Salt Lake City, Utah, 84101                          Suite 9, Sarasota FL, 34236

                                       12

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PH (801)  575-8073                                    PH. 941-957-1009
FAX (801) 575-8092                                    FAX 941-957-0640

Authorized Company Representative              Authorized Company Representative


\s\ Richard D. Surber                          \s\ Thomas Clay
__________________________________             _________________________________
Richard D. Surber, President                   Thomas Clay, President


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